EXHIBIT 23.3


                         CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 21, 1995 with respect to the combined financial statements and schedule of the U.S. Industries Automotive Group Companies (not presented separately) appearing in U.S. Industries, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 28, 1996.



                                                DELOITTE & TOUCHE LLP


New York, New York
December 31, 1996